Putnam
Asia Pacific
Growth
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-02

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

World economies showed a surprising resilience in the aftermath of the September 11 terrorist attacks. Recovery of the Asian economies, in particular, propelled the performance of Putnam Asia Pacific Growth Fund into positive territory for the semiannual period ended March 31, 2002. On the following pages your management team's report discusses the factors that have been driving your fund's performance.

This economic climate, however, has given Putnam pause, and after a number of lengthy working sessions between Management and the Board of Trustees, your Trustees have agreed to recommend the mergers of several funds. The intent of these mergers is to create more focused products that will play a consistent role in any investment plan. It has been proposed to merge Putnam Asia Pacific Growth Fund into Putnam International Growth Fund, which has a similar investment objective. More details of the proposed merger are listed on page 7.

As you read this report you may notice that we are now listing the name of the team that manages your fund. We do this to reflect more accurately how your fund is managed as well as Putnam's firm belief in the value of team management. The individuals who comprise the team are shown at the end of Management's discussion of performance.

We know that Putnam values its relationship with you and its other shareholders and appreciates your loyalty during these times of restructuring of staff and products in the pursuit of superior investment performance in the future.

Respectfully yours,

/S/ JOHN A. HILL            /S/ GEORGE PUTNAM, III

John A. Hill                George Putnam, III
Chairman of the Trustees    President of the Funds
May 8, 2002


REPORT FROM FUND MANAGEMENT

This fund is managed by the Putnam International Core Team

When we last wrote to shareholders at the end of September 2001, it seemed as if the conditions for business in Asia and the Pacific Basin could not get much worse. Economic growth was slowing in much of East Asia. Japan, the region's largest economy, was slumping, as was demand for Asian exports in Europe and the United States. Furthermore, the September terrorist attacks in the United States had created new political and economic uncertainties. However, the most pessimistic expectations did not come to pass. Asian markets, along with the United States, have already experienced resurgence, caused in part by positive internal conditions as well as an improving global outlook. Putnam Asia Pacific Growth Fund, completing the first half of its 2002 fiscal year on March 31, 2002, registered a strong positive gain. Thanks to careful stock selection and our top-down decisions to favor strong markets, the fund outperformed its benchmark, the MSCI Pacific Index. However, it underperformed the average for its Lipper Pacific region category during the period because of the fund's relatively large exposure to Japanese equities. Although we were underweighted in Japanese equities relative to the benchmark index, other funds in the Lipper group had even less exposure to Japan. Although the Japanese market advanced during the period it underperformed other Asian markets.

Total return for 6 months ended 3/31/02

      Class A         Class B         Class C          Class M
    NAV     POP      NAV   CDSC      NAV   CDSC      NAV     POP
-----------------------------------------------------------------------
   14.06%  7.48%   13.46%  8.46%   13.49% 12.49%    13.66%  9.73%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 8.


[GRAPHIC OMITTED: horizontal bar chart TOP COUNTRY ALLOCATIONS]

TOP COUNTRY ALLOCATIONS*

Japan            56.5%

Australia        15.9%

South Korea       9.1%

Hong Kong         7.4%

Singapore         4.5%

Footnote reads:
*Based on net assets as of 3/31/02. Holdings will vary over time.


* SOUTH KOREA STANDS OUT IN REGIONAL RECOVERY

Several positive trends helped Asian equities appreciate. A global recovery in confidence after September's uncertainties helped equities in general. Markets looked forward to stronger activity in the global economy and Asia benefited disproportionately because much of the world's manufacturing capacity is located in the region. Many Asian companies and markets also demonstrated fundamental strength and secular improvement. We believe this was the basis of the fund's advance since we focus chiefly on identifying growing companies priced below their worth. In addition to carefully researched stock selection, we also make top-down decisions to favor markets or sectors.

South Korea was Asia's leading market during the period, and your fund was overweighted in that country relative to its benchmark. We believe South Korean stocks were, and still are, priced attractively because of their emerging-market status. However, as a high-quality emerging market, one in which the government and corporations have undertaken extensive and substantive reforms in recent years, South Korea attracted a growing number of investors during the period. Samsung Electronics was our top holding in South Korea. Samsung has had successes in gaining market share with new products. It is expanding its share of the global market for wireless telephone handsets at the expense of smaller providers. As a major electronics supplier, Samsung is now the top producer of both liquid-crystal displays (LCDs) and dynamic random access memory (DRAM) chips. Prices for both products rose during the period.

"Many Asian economies have started to turn the corner, after the sudden downturn most experienced last year."

-- Economist.com, April 12, 2002


Another holding in South Korea, Hyundai Motors, also did well by broadening its product line after taking a 35% ownership position in rival Kia. Hyundai now controls 70% of the Korean automobile market and offers products ranging from inexpensive cars to luxury cars and SUVs. Although these holdings, as well as others mentioned in this report, were viewed favorably at the end of the reporting period, all are subject to review and adjustment in accordance with the fund's strategy.


Fund Profile

Putnam Asia Pacific Growth Fund seeks to provide capital appreciation by investing primarily in common stocks of companies located in Asia and the Pacific Basin. The fund targets growing large and midsize companies with stocks priced below their worth. The fund is suitable for investors seeking capital appreciation and willing to accept the risks of investing in potentially volatile international markets.

We maintained an overweight position in Australia, which escaped the 2001 slowdown that gripped the rest of the world. The Conservative government of John Howard has managed the economy well and the undervalued Australian dollar has encouraged exports and investment. The market is also attractive because of the high quality of corporate management at many companies. We favored stocks of banks, such as Westpac Banking Corp. and National Australia Bank, Ltd., which we consider undervalued.

The fund also benefited from positions in two Singapore banks, Overseas-Chinese Banking Corp. and United Overseas Bank. The Singapore banking industry has consolidated since the 1997-98 financial crisis. Five major banks have been reduced to three, which has eased price competition and is allowing the banks to cut costs and increase profit margins. Of the three remaining banks, we believe the two banks the fund owns are in the best financial condition and their stocks performed well during the period.

* RALLY LIFTED DEPRESSED SECTORS

As optimism returned to markets during the period, stocks that had been out of favor rallied, particularly in the depressed technology sector. In Taiwan, your fund owns two semiconductor manufacturers -- Taiwan Semiconductor and United Microelectronics -- that appreciated as semiconductor prices firmed after declining for many quarters. In Japan, the fund owns Rohm Company and Murata Manufacturing Company, which make a variety of components for computer and communication devices. Both companies performed well due to an improving outlook for sales.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Toyota Motor Corp.
Japan
Automotive

Samsung Electronics Company, Ltd.
South Korea
Electronics

NTT DoCoMo, Inc.
Japan
Telecommunications

Sony Corp.
Japan
Consumer cyclicals

Canon, Inc.
Japan
Office equipment and supplies

KAO Corp.
Japan
Consumer goods

Takeda Chemical Industries, Ltd.
Japan
Pharmaceuticals

BHP Billiton, Ltd.
Australia
Metals

United Overseas Bank, Ltd.
Singapore
Banking

Orix Corp.
Japan
Investment banking/brokerage

Footnote reads:
These holdings represent 26.5% of the fund's net assets as of 3/31/02. Portfolio holdings will vary over time.


Telecommunications stocks also had positive results. We believe that in this sector, Asian telecom companies might be the most attractive in the world. Consumer demand is strong for advanced wireless services and Asian telecom companies generally are not squeezed by high debt and unrelenting price competition, as is the case in Europe and the United States. In Japan, the fund owns NTT DoCoMo; in Hong Kong, it owns China Mobile; and in South Korea, it owns SK Telecom.

* FUND STEERED DIFFICULT COURSE IN JAPAN

In Japan, Asia's largest market, many companies still are not focused on earning profits for shareholders. Government policy-makers have also not put in place reforms that could clear the way for growth, such as a solution to the burden of non-performing loans in the banking sector.

We modified our strategy for this market at several points. Although we maintained an underweight relative to our benchmark index, early in the period we increased our exposure as we identified many Japanese stocks that were undervalued following the market sell-off that accompanied the September 11 tragedies. Generally speaking, our stock selections did well because we favored export-oriented consumer cyclical companies. We owned three major auto manufacturers, Toyota, Honda, and Nissan, as well as Sony. The car companies launched successful incentive programs late in 2001, achieving a jump in sales in North America. Sony has had generally strong sales of its games and software in recent months.

Elsewhere in the consumer sector, stocks exposed to the domestic economy fared worse. Kao, a large consumer products company similar to Procter & Gamble in the United States, had poor results. Fast Retailing, a company that is similar to the Gap in the United States, had disappointing sales. In the two previous years it had sold large amounts of fleece sweaters, but changing fashions and a warm winter depressed sales. Also, within the financial sector, we favored consumer finance and insurance companies after reducing our exposure to the few Japanese banks owned by the fund when their fundamentals deteriorated early in the period. This decision was generally beneficial because banking stocks were weak for several months, although they rallied in March, the end of their fiscal year.

We have become more pessimistic about Japan primarily because of the failure of reform efforts. In February, prime minister Koizumi fired the foreign minister Makiko Tanaka, an advocate of reform and the highest-ranking woman in Japan's male-dominated government. While economic policy was not at issue, the stock market fell because the decision indicated Mr. Koizumi's capitulation to conservative factions of the ruling Liberal Democratic Party, the same figures who have been obstructing needed financial and economic reforms. Following this decision, Mr. Koizumi's popularity was cut in half, leaving him politically weaker. In short, Japan appears likely to undertake reform in a painfully slow and incremental process, rather than taking bold measures that could bring about a faster turnaround.

* MARKETS MAY CALM AFTER RECENT GAINS

We view the prospects for Asia as a whole more positively than the prospects for Japan. Relative to its performance benchmark, the fund is underweighted in Japanese and Hong Kong equities. Hong Kong is steadily losing its manufacturing businesses to the rest of China where labor is cheaper. We anticipate that the global economy is likely to continue its recovery and should support business conditions in Asia, but the pace of expansion might subside in the second half of the year. In terms of sectors, we believe the fund remains well balanced. We have taken some profits on cyclical stocks after their initial move in the upswing. Sectors that underperformed in the recent period, such as consumer staples, are still well represented in the portfolio because they offer defensive qualities such as attractive valuations. We continue to favor South Korea and Australia. The latter is the only market in the region that has had stronger economic growth than the United States in the past 10 years. These markets offer what the fund targets -- the most attractively valued globally competitive companies in Asia.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 3/31/02, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Funds investing in a single region may be subject to more volatility than funds investing in a diverse group of regions.

This fund is managed by the Putnam International Core Team. The members of this team are Omid Kamshad, Joshua Byrne, Simon Davis, Peter Grant, Pamela Holding, Nicholas Melhuish, Stephen Oler, Carmel Peters, and George Stairs.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


MERGER PROPOSED FOR PUTNAM ASIA PACIFIC GROWTH FUND

After careful study and lengthy working sessions with Putnam Investment Management, your fund's trustees have agreed to recommend the merger of Putnam Asia Pacific Growth Fund into Putnam International Growth Fund. Completion of the merger is subject to a number of conditions, including the approval of shareholders. Proxy materials will be delivered within the next few months so you can submit your vote.

Putnam International Growth Fund does not concentrate its investments in any particular geographic region but it does provide exposure to stock markets in Asia and the Pacific Basin and is more broadly diversified. If the merger is approved, shareholders are expected to benefit from potentially lower expenses provided by the larger asset base of the merged funds. We encourage you to vote on this important matter by returning your completed proxy material.

Once a registration statement relating to a merger has been filed with the SEC and is effective, you may call 1-800-225-1581 or visit www.sec.gov for a free copy of the prospectus/proxy statement. Please read this important information carefully.

NEW REPORT COVER REFLECTS "BLEND" INVESTMENT STYLE

You may have noticed that the color of this report has changed. Its new color -- blue -- indicates that your fund is managed in what we now refer to as the "blend" investment style. Your fund, like other blend funds, has always had the flexibility to invest in both growth stocks (those of companies with strong potential for above-average growth) and value stocks (those of well-established businesses that are priced attractively). Blend funds search for companies whose long-term business worth is believed to be more than their current stock prices indicate. The blend approach makes it possible for your fund to perform regardless of whether growth stocks or value stocks are in favor.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 3/31/02

                     Class A         Class B         Class C         Class M
(inception dates)   (2/20/91)       (6/1/93)        (7/26/99)       (2/1/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months         14.06%   7.48%  13.46%   8.46%  13.49%  12.49%  13.66%   9.73%
------------------------------------------------------------------------------
1 year           -7.89  -13.18   -8.77  -13.33   -8.82   -9.73   -8.54  -11.74
------------------------------------------------------------------------------
5 years         -21.89  -26.38  -24.86  -26.19  -24.86  -24.86  -23.93  -26.58
Annual average   -4.82   -5.94   -5.56   -5.89   -5.56   -5.56   -5.32   -5.99
------------------------------------------------------------------------------
10 years         42.69   34.52   32.22   32.22   32.07   32.07   35.32   30.61
Annual average    3.62    3.01    2.83    2.83    2.82    2.82    3.07    2.71
------------------------------------------------------------------------------
Annual average
(life of fund)    2.49    1.95    1.69    1.69    1.71    1.71    1.93    1.60
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/02

                               MSCI Pacific           Consumer
                                  Index              price index
------------------------------------------------------------------------------
6 months                          1.54%                 0.22%
------------------------------------------------------------------------------
1 year                          -16.12                  1.30
------------------------------------------------------------------------------
5 years                         -24.41                 11.62
Annual average                   -5.44                  2.22
------------------------------------------------------------------------------
10 years                         -1.20                 28.21
Annual average                   -0.12                  2.52
------------------------------------------------------------------------------
Annual average
(life of fund)                   -2.35                  2.57
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. The fund's performance data reflect an expense limitation previously in effect. Without the expense limitation, total returns would have been lower.

A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase will be imposed.


PRICE AND DISTRIBUTION INFORMATION* 6 MONTHS ENDED 3/31/02

                     Class A        Class B       Class C       Class M
------------------------------------------------------------------------------
Share value:       NAV     POP        NAV           NAV       NAV     POP
------------------------------------------------------------------------------
9/30/01          $7.68   $8.15       $7.43         $7.56    $7.54   $7.81
------------------------------------------------------------------------------
3/31/02           8.76    9.29        8.43          8.58     8.57    8.88
------------------------------------------------------------------------------

*The fund had no distributions during the period.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Morgan Stanley Capital International (MSCI) Pacific Index is an unmanaged index of securities from five Asian countries. Indexes assume reinvestment of all distributions and do not account for fees.
Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
March 31, 2002 (Unaudited)

COMMON STOCKS (97.7%) (a)
NUMBER OF SHARES                                                                                              VALUE
Australia (15.9%)
-------------------------------------------------------------------------------------------------------------------
            326,066 AMP, Ltd.                                                                        $    3,305,788
            113,200 Australia & New Zealand Banking Group, Ltd.                                           1,073,371
            660,178 BHP Billiton, Ltd.                                                                    4,015,889
            364,432 Brambles Industries, Ltd.                                                             1,847,379
            158,802 Commonwealth Bank of Australia                                                        2,714,965
            601,579 Foster's Brewing Group, Ltd.                                                          1,486,242
            152,711 National Australia Bank, Ltd.                                                         2,784,397
            239,982 News Corporation, Ltd. (The)                                                          1,680,074
             90,693 News Corporation, Ltd. (The) ADR                                                      2,573,867
            641,900 Qantas Airways, Ltd.                                                                  1,537,905
            372,934 Telstra Corporation, Ltd.                                                             1,070,607
            400,434 Westpac Banking Corp.                                                                 3,335,413
            114,233 Woodside Petroleum, Ltd.                                                                895,425
            345,470 Woolworths, Ltd.                                                                      2,300,598
                                                                                                      -------------
                                                                                                         30,621,920

China (0.5%)
-------------------------------------------------------------------------------------------------------------------
          4,080,000 Aluminum Corporation of China, Ltd. (NON)                                               920,663

Hong Kong (7.4%)
-------------------------------------------------------------------------------------------------------------------
            272,000 Cheung Kong Holdings, Ltd.                                                            2,432,432
            273,100 China Mobile, Ltd. (NON)                                                                843,852
            385,300 CLP Holdings, Ltd.                                                                    1,580,799
          1,181,500 CNOOC, Ltd.                                                                           1,469,377
            928,900 Hong Kong and China Gas Company, Ltd.                                                 1,292,190
            394,000 Hong Kong Electric Holdings, Ltd.                                                     1,490,205
            181,300 Hutchison Whampoa, Ltd.                                                               1,598,079
            654,000 Li & Fung, Ltd.                                                                       1,043,938
            146,000 Sun Hung Kai Properties, Ltd.                                                         1,109,095
            241,500 Swire Pacific, Ltd.                                                                   1,306,644
                                                                                                      -------------
                                                                                                         14,166,611

Japan (56.0%)
-------------------------------------------------------------------------------------------------------------------
             23,900 Acom Company, Ltd.                                                                    1,446,517
             11,300 Acom Company, Ltd. 144A                                                                 683,918
             17,000 Advantest Corp.                                                                       1,276,507
            126,000 Asahi Chemical Industry Company, Ltd.                                                   407,924
            130,000 Canon, Inc.                                                                           4,826,806
             70,500 Denso Corp.                                                                           1,069,391
                452 East Japan Railway Co.                                                                1,899,962
             51,600 Fast Retailing Company, Ltd.                                                          1,285,035
             76,000 Fuji Photo Film Companies, Ltd.                                                       2,391,669
                100 Fujisawa Pharmaceutical Co.                                                               2,196
              9,500 Hirose Electric Company, Ltd.                                                           663,874
             72,100 Honda Motor Company, Ltd.                                                             3,030,692
                635 Japan Telecom Company, Ltd.                                                           1,964,757
                111 Japan Tobacco, Inc.                                                                     672,651
            221,000 KAO Corp.                                                                             4,119,463
                700 Kinden Corp.                                                                              2,721
            228,000 Kirin Brewery Company, Ltd.                                                           1,550,283
            212,000 Konica Corp.                                                                          1,340,699
             46,000 Kyorin Pharmaceutical Company, Ltd.                                                   1,114,331
            265,000 Matsushita Electric Industrial Co.                                                    3,231,756
            230,000 Matsushita Electric Works, Ltd.                                                       1,753,075
            290,000 Mitsui Sumitomo Insurance Company, Ltd.                                               1,363,444
             33,200 Murata Manufacturing Company, Ltd.                                                    2,129,651
            348,000 Nikko Securities Company, Ltd.                                                        1,536,337
             15,100 Nintendo Company, Ltd.                                                                2,222,096
            303,000 Nissan Motor Company, Ltd.                                                            2,190,582
             74,000 Nissin Food Products Company, Ltd.                                                    1,351,445
            208,000 Nomura Securities Company, Ltd.                                                       2,698,302
              2,155 NTT DoCoMo, Inc.                                                                      5,854,652
                885 NTT DoCoMo, Inc. 144A                                                                 2,404,347
             10,900 Obic Company, Ltd.                                                                    2,060,561
            111,000 Olympus Optical Company, Ltd.                                                         1,382,160
                800 OMRON Corp.                                                                              11,477
             44,800 Orix Corp.                                                                            3,360,592
              6,000 Promise Company, Ltd.                                                                   257,641
              7,400 Promise Company, Ltd. 144A                                                              317,757
             95,000 RICOH Company, Ltd.                                                                   1,760,056
             19,200 Rohm Company, Ltd.                                                                    2,883,405
             53,800 Sankyo Company, Ltd.                                                                    822,164
             82,600 SEGA Corp. (NON)                                                                      1,471,104
             96,000 Seven-Eleven Japan Company, Ltd.                                                      2,984,831
             51,400 Shin-Etsu Chemical Co.                                                                2,176,092
            101,000 Sony Corp.                                                                            5,251,604
            260,000 Sumitomo Chemical Company, Ltd.                                                         981,058
                600 Sumitomo Mitsui Banking Corp.                                                             2,499
            108,000 Taisho Pharmaceutical Company, Ltd.                                                   1,634,141
            101,000 Takeda Chemical Industries, Ltd.                                                      4,093,050
             18,340 Takefuji Corp.                                                                        1,123,846
            172,000 Tokio Marine & Fire Insurance Company, Ltd. (The)                                     1,235,113
             67,400 Tokyo Electric Power Co.                                                              1,276,689
            657,000 Tokyo Gas Company, Ltd.                                                               1,591,555
            178,000 Toppan Printing Company, Ltd.                                                         1,673,745
            135,000 Tostem Inax Holding Corp.                                                             1,757,415
            336,100 Toyota Motor Corp.                                                                    9,689,095
             20,500 Yamada Denki Company, Ltd.                                                            1,396,989
                                                                                                      -------------
                                                                                                        107,679,722

Singapore (4.5%)
-------------------------------------------------------------------------------------------------------------------
             48,000 Flextronics International, Ltd. (NON)                                                   876,000
            121,000 Overseas-Chinese Banking Corp.                                                          905,777
            114,000 Singapore Airlines, Ltd.                                                                890,480
            115,000 Singapore Press Holdings, Ltd.                                                        1,534,581
            408,000 United Overseas Bank, Ltd.                                                            3,364,036
            115,500 Venture Manufacturing, Ltd.                                                           1,140,277
                                                                                                      -------------
                                                                                                          8,711,151

South Korea (9.1%)
-------------------------------------------------------------------------------------------------------------------
             31,800 Hyundai Motor Company, Ltd.                                                             982,665
             43,112 Kookmin Bank                                                                          1,803,374
             69,150 Korea Electric Power Corp.                                                            1,344,641
             82,463 Korea Telecom Corp. ADR                                                               1,977,463
             14,170 Korea Tobacco & Ginseng Corp.                                                           187,431
            148,100 Korea Tobacco & Ginseng Corp. 144A GDR                                                  974,498
              9,100 Pohang Iron & Steel Company, Ltd.                                                       946,488
             23,757 Samsung Electronics Company, Ltd.                                                     6,401,212
             25,400 Samsung Securities Company, Ltd. (NON)                                                1,018,450
                540 Shinsegae Company, Ltd.                                                                  85,062
             72,450 SK Telecom Company, Ltd. ADR                                                          1,782,270
                                                                                                      -------------
                                                                                                         17,503,554

Taiwan (3.8%)
-------------------------------------------------------------------------------------------------------------------
             70,898 ASE Test, Ltd. (NON)                                                                  1,106,718
            174,500 Asustek Computer, Inc.                                                                  777,927
            643,000 Compal Electronics, Inc.                                                                858,117
            261,656 Hon Hai Precision Industry                                                            1,218,813
            467,962 Taiwan Semiconductor Manufacturing Co. (NON)                                          1,270,437
          1,340,400 United Microelectronics Corp. (NON)                                                   2,030,155
                                                                                                      -------------
                                                                                                          7,262,167

Thailand (0.5%)
-------------------------------------------------------------------------------------------------------------------
            940,000 Advanced Info Service PLC                                                             1,015,631
            374,842 Telecomasia (NON)                                                                             1
                                                                                                     --------------
                                                                                                          1,015,632
                                                                                                     --------------
                    Total Common Stocks (cost $187,880,304)                                          $  187,881,420

UNITS (1.2%) (a)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
            130,494 HDFC Bank, Ltd. Structured Call Warrants (Issued by UBS AG),
                    expiration 3/13/03 (India)                                                       $      629,708
             22,523 Infosys Technologies, Ltd. 144A Structured Call Warrants
                    (Issued by UBS AG), expiration 7/16/02 (India)                                        1,729,991
                                                                                                     --------------
                    Total Units (cost $2,430,489)                                                    $    2,359,699

PURCHASED OPTIONS OUTSTANDING (0.5%) (a) (cost $729,392)                                  EXPIRATION
CONTRACT AMOUNT                                                                           DATE                VALUE
-------------------------------------------------------------------------------------------------------------------
                186 Fuji Television Network, Inc. OTC Option
                    (Merill Lynch Capital) (Call)                                         Dec. 02    $      966,229

SHORT-TERM INVESTMENTS (1.0%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$            23,692 Short-term investments held as collateral for loaned securities with yields ranging from 1.80% to 2.19% and due dates ranging
                    from April 1, 2002 to May 13, 2002 (d)                                           $       23,670
          1,856,000 Interest in $715,000,000 joint tri-party repurchase agreement dated March 28, 2002 with Goldman Sachs & Co. due April 1, 2002 with respect to various U.S. Government obligations --
                    maturity value of $1,856,396 for an effective yield of 1.92%                          1,856,000
                                                                                                     --------------
                    Total Short-Term Investments (cost $1,879,670)                                   $    1,879,670
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $192,919,855) (b)                                        $  193,087,018
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $192,343,688.

  (b) The aggregate identified cost on a tax basis is $201,352,819, resulting in gross unrealized appreciation and depreciation of $15,851,518 and $24,117,319, respectively, or net unrealized depreciation of $8,265,801.

  (d) See footnote 1 to the financial statements.

(NON) Non-income-producing security.

      ADR or GDR after the name of a foreign holding stands for American
      Depositary Receipts or Global Depositary Receipts, respectively, representing ownership of foreign securities on deposit with a custodian bank.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
March 31, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $22,595 of securities on loan
(identified cost $192,919,855) (Note 1)                                        $193,087,018
-------------------------------------------------------------------------------------------
Cash                                                                                 68,652
-------------------------------------------------------------------------------------------
Foreign currency (cost $2,493,327)                                                2,446,076
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                           254,965
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              258,243
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                      920,805
-------------------------------------------------------------------------------------------
Total assets                                                                    197,035,759

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                   731
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  2,249,323
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        1,510,778
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        372,703
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          143,274
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        53,875
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,408
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              136,645
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                   23,670
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              198,664
-------------------------------------------------------------------------------------------
Total liabilities                                                                 4,692,071
-------------------------------------------------------------------------------------------
Net assets                                                                     $192,343,688

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $352,098,207
-------------------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                                         (2,174,410)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency
transactions (Note 1)                                                          (157,486,115)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and liabilities in
foreign currencies                                                                  (93,994)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $192,343,688

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($107,168,316 divided by 12,228,702 shares)                                           $8.76
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $8.76)*                                $9.29
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($76,632,939 divided by 9,085,659 shares)**                                           $8.43
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($2,573,626 divided by 299,809 shares)**                                              $8.58
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($5,968,807 divided by 696,475 shares)                                                $8.57
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $8.57)*                                $8.88
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended March 31, 2002 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividend (net of foreign tax of $85,668)                                       $    888,528
-------------------------------------------------------------------------------------------
Interest                                                                             47,116
-------------------------------------------------------------------------------------------
Securities lending                                                                   18,544
-------------------------------------------------------------------------------------------
Total investment income                                                             954,188
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    786,864
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      317,280
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    20,832
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      4,888
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               137,053
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               395,168
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                13,935
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                19,803
-------------------------------------------------------------------------------------------
Reports to shareholders                                                             100,743
-------------------------------------------------------------------------------------------
Postage                                                                             100,324
-------------------------------------------------------------------------------------------
Other                                                                                49,043
-------------------------------------------------------------------------------------------
Total expenses                                                                    1,945,933
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (131,858)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,814,075
-------------------------------------------------------------------------------------------
Net investment loss                                                                (859,887)
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                (12,525,156)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Notes 1 and 3)                              525,114
-------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                          83,942
-------------------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                                         80,350
-------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in foreign currencies
during the period                                                                   (54,690)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures contracts during the
period                                                                           39,860,445
-------------------------------------------------------------------------------------------
Net gain on investments                                                          27,970,005
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $ 27,110,118
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                         March 31     September 30
                                                                            2002*             2001
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment loss                                                 $    (859,887)  $   (1,440,611)
--------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency transactions    (11,835,750)     (31,818,140)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies                       39,805,755     (108,119,204)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations        27,110,118     (141,377,955)
--------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                     (33,576,662)     (93,516,815)
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                           (6,466,544)    (234,894,770)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                   198,810,232      433,705,002
--------------------------------------------------------------------------------------------------
End of period (including accumulated
net investment loss of $2,174,410
and $1,314,523, respectively)                                        $192,343,688     $198,810,232
--------------------------------------------------------------------------------------------------

*Unaudited

 The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            March 31
operating performance               (Unaudited)                      Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $7.68       $12.91       $13.49        $8.83       $13.58       $13.63
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.02)        (.01)        (.08)        (.01)         .11          .05
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              1.10        (5.22)        (.37)        5.79        (4.77)         .41
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   1.08        (5.23)        (.45)        5.78        (4.66)         .46
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                         --           --         (.13)       (1.11)        (.09)        (.43)
------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --           --         (.01)          --         (.08)
------------------------------------------------------------------------------------------------------------------
Total distributions                       --           --         (.13)       (1.12)        (.09)        (.51)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.76        $7.68       $12.91       $13.49        $8.83       $13.58
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 14.06*      (40.51)       (3.54)       71.79       (34.47)        3.47
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $107,168     $112,772     $232,355     $248,255     $240,978     $515,107
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .83*        1.58         1.38         1.46         1.46         1.50
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)        (.27)*       (.15)        (.49)        (.14)        1.05          .40
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 33.78*      120.35       150.42       183.18       128.25        89.77
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                            March 31
operating performance               (Unaudited)                      Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $7.43       $12.59       $13.20        $8.68       $13.34       $13.41
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.05)        (.09)        (.19)        (.10)         .03         (.06)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              1.05        (5.07)        (.36)        5.70        (4.69)         .41
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   1.00        (5.16)        (.55)        5.60        (4.66)         .35
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                         --           --         (.06)       (1.07)          --         (.36)
------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --           --         (.01)          --         (.06)
------------------------------------------------------------------------------------------------------------------
Total distributions                       --           --         (.06)       (1.08)          --         (.42)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.43        $7.43       $12.59       $13.20        $8.68       $13.34
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 13.46*      (40.99)       (4.27)       70.58       (34.93)        2.66
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $76,633      $78,452     $179,385     $221,291     $100,331     $199,036
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.20*        2.33         2.13         2.21         2.21         2.25
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)        (.65)*       (.89)       (1.25)        (.91)         .32         (.45)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 33.78*      120.35       150.42       183.18       128.25        89.77
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                    Six months
                                       ended                              For the period
Per-share                            March 31                             July 26, 1999+
operating performance               (Unaudited)  Year ended September 30    to Sept. 30
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $7.56       $12.82       $13.48       $12.15
----------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------
Net investment loss (a)                 (.05)        (.10)        (.17)        (.02)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              1.07        (5.16)        (.38)        1.35
----------------------------------------------------------------------------------------
Total from
investment operations                   1.02        (5.26)        (.55)        1.33
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                         --           --         (.11)          --
----------------------------------------------------------------------------------------
Total distributions                       --           --         (.11)          --
----------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.58        $7.56       $12.82       $13.48
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 13.49*      (41.03)       (4.24)       10.95*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $2,574       $2,860      $11,040       $2,308
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.20*        2.33         2.13          .41*
----------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.66)*       (.98)       (1.07)        (.19)*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 33.78*      120.35       150.42       183.18
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            March 31
operating performance               (Unaudited)                      Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $7.54       $12.75       $13.35        $8.78       $13.46       $13.54
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.04)        (.07)        (.16)        (.08)         .06         (.02)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              1.07        (5.14)        (.36)        5.76        (4.74)         .41
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   1.03        (5.21)        (.52)        5.68        (4.68)         .39
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                         --           --         (.08)       (1.10)          --(d)      (.40)
------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --           --         (.01)          --         (.07)
------------------------------------------------------------------------------------------------------------------
Total distributions                       --           --         (.08)       (1.11)          --         (.47)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.57        $7.54       $12.75       $13.35        $8.78       $13.46
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 13.66*      (40.86)       (4.01)       70.88       (34.75)        2.93
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $5,969       $4,727      $10,925      $14,500       $5,488      $10,304
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.08*        2.08         1.88         1.96         1.96         2.00
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)        (.50)*       (.66)       (1.05)        (.69)         .57         (.17)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 33.78*      120.35       150.42       183.18       128.25        89.77
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
March 31, 2002 (Unaudited)

Note 1
Significant accounting policies

Putnam Asia Pacific Growth Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks and other securities of companies located in Asia and in the Pacific Basin.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. A redemption fee of 1.00% of the total redemption amount may apply to any shares purchased after March 15, 2001 that are held for less than 90 days.

Expenses of the fund are borne pro-rata by the holders of both classes of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin". Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) Equity swap contracts The fund may engage in equity swap agreements, which are arrangements to exchange the return generated by one instrument for the return generated by another instrument. To manage its exposure to equity markets the fund may enter into equity swap agreements, which involve a commitment by one party to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Equity swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made at the end of the measurement period are recorded as realized gains or losses. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform.

I) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At March 31, 2002, the value of securities loaned amounted to $22,595. The fund received cash collateral of $23,670, which is pooled with collateral of other Putnam funds into 35 issuers of high-grade short-term investments.

J) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended March 31, 2002, the fund had no borrowings against the line of credit.

K) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2001, the fund had a capital loss carryover of approximately $103,812,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
  $101,321,000    September 30, 2007
     2,491,000    September 30, 2009

L) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended March 31, 2002, the fund's expenses were reduced by $131,858 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $764 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended March 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $8,258 and $230 from the sale of class A and class M shares, respectively, and received $80,971 and $1,666 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended March 31, 2002, Putnam Retail Management, acting as underwriter received $28,192 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended March 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $64,618,559 and $82,086,337, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At March 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           Six months ended March 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 11,034,585       $  90,627,314
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            11,034,585          90,627,314

Shares repurchased                         (13,485,556)       (112,342,496)
---------------------------------------------------------------------------
Net decrease                                (2,450,971)      $ (21,715,182)
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 54,420,205       $ 584,987,948
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            54,420,205         584,987,948

Shares repurchased                         (57,734,377)       (633,297,367)
---------------------------------------------------------------------------
Net decrease                                (3,314,172)      $ (48,309,419)
---------------------------------------------------------------------------

                                           Six months ended March 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    380,319        $  3,061,825
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               380,319           3,061,825

Shares repurchased                          (1,853,481)        (14,881,295)
---------------------------------------------------------------------------
Net decrease                                (1,473,162)       $(11,819,470)
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,506,589        $ 26,421,911
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             2,506,589          26,421,911

Shares repurchased                          (6,191,603)        (63,929,172)
---------------------------------------------------------------------------
Net decrease                                (3,685,014)       $(37,507,261)
---------------------------------------------------------------------------

                                           Six months ended March 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    256,148         $ 2,091,334
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               256,148           2,091,334

Shares repurchased                            (334,473)         (2,767,248)
---------------------------------------------------------------------------
Net decrease                                   (78,325)        $  (675,914)
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,876,122        $ 31,136,424
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             2,876,122          31,136,424

Shares repurchased                          (3,359,066)        (36,033,428)
---------------------------------------------------------------------------
Net decrease                                  (482,944)       $ (4,897,004)
---------------------------------------------------------------------------

                                           Six months ended March 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    269,802         $ 2,318,672
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               268,802           2,318,672

Shares repurchased                            (200,252)         (1,684,768)
---------------------------------------------------------------------------
Net increase                                    69,550         $   633,904
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,904,584        $ 32,049,146
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             2,904,584          32,049,146

Shares repurchased                          (3,134,356)        (34,852,277)
---------------------------------------------------------------------------
Net decrease                                  (229,772)       $ (2,803,131)
---------------------------------------------------------------------------

Note 5
Actions by Trustees

In April 2002, the Trustees approved the merger of Putnam Asia Pacific Fund into Putnam International Growth Fund. The transaction is currently scheduled to occur in August 2002. It is subject to a number of conditions and there is no guarantee it will occur.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Justin Scott
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

Michael T. Healy
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Asia Pacific Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA001-79275  844/193/470  5/02